Avidia Bancorp, Inc. Performance Trust Capital Connect Investor Presentation June 2, 2026 Exhibit 99.1

NYSE: AVBC Forward-Looking Statements and Non-GAAP Financial Measures   Cautionary Statement Regarding Forward-Looking Statements   Statements contained in this investor presentation that are not historical facts constitute ”forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements are subject to significant risks and uncertainties. Avidia Bancorp intends for all forward-looking statements to be covered by the safe harbor provisions contained in the Act. Avidia Bancorp’s ability to predict future results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the business and future prospects of Avidia Bancorp and its subsidiaries include, but are not limited to, general and local economic conditions, changes in market interest rates, deposit flows, loan demand, real estate values, competitive products and pricing, loan delinquency rates and trends, ability to manage business risks, ability to control costs and expenses, changes in federal and state law and regulation, and other factors that may be disclosed in Avidia Bancorp’s periodic reports as filed with the Securities and Exchange Commission. These risks and uncertainties should be carefully considered when evaluating forward-looking statements and undue reliance should not be placed on any forward-looking statements. Avidia Bancorp assumes no obligation to update any forward-looking statements expect as may be required by applicable law or regulation.   Explanation and Use of Non-GAAP Financial Measures   In addition to financial measures presented in accordance with U.S. generally accepted accounting principles (“GAAP”), Avidia Bancorp uses, and this investor presentation contains or references, certain non-GAAP financial measures. Avidia Bancorp believes these non-GAAP financial measures provide useful information in understanding its underlying financial condition and results of operations and its business and performance trends because they facilitate comparisons with the performance of other companies in the financial services industry. Although Avidia Bancorp believes these non-GAAP financial measures enhance the understanding of its business and financial condition and results of operations, they should not be considered as an alternative to comparable GAAP financial measures or considered more important than comparable GAAP financial measures, nor are they necessarily comparable with similar non-GAAP financial measures that may be presented by other companies.   Where non-GAAP financial measures are used in this investor presentation, the comparable GAAP financial measures, as well as the reconciliation to the comparable GAAP financial measures, can be found in the earnings release for the period covered by this investor presentation, which is furnished under cover of a Current Report on Form 8-K as filed with the Securities and Exchange Commission.

Who We Are 1869 – Founding of Hudson Savings Bank and nearby Westborough Bank. 1997 – Assabet Valley Bancorp created as mutual holding company for Hudson Savings. 2007 – Hudson Savings Bank and Westborough Bank merged, forming Avidia Bank headquartered in Hudson, MA. 7/31/25 – Assabet Valley Bancorp converts to stock form and Avidia Bancorp becomes traded on the NYSE as AVBC. NYSE: AVBC $2.8 B TOTAL ASSETS $113 MM Q1 ANNUALIZED REVENUE $2.3 B TOTAL LOANS $2.1 B TOTAL DEPOSITS $372MM TANGIBLE EQUITY 9 BRANCHES Note: Financial data as of 3/31/26. Revenue 1Q26 annualized. Tangible equity (non-GAAP) is $383MM equity less $12MM goodwill. Eastern Massachusetts community bank focused on commercial banking with established liquidity and credit solutions offered regionally & nationally.

NYSE: AVBC Organic diversified growth – focusing on commercial loans, owner-occupied CRE, small business banking & traditional retail banking Expansion of niche businesses with focus on condo association lending and payments processing activities Business model optimization – efforts driving improvements in process, product, and pricing to bolster revenue generation and cost efficiencies Improving Return on Tangible Common Equity (“ROTCE”) with financial and operating leverage utilizing IPO proceeds SPECIALTY OFFERINGS LIQUIDITY SOLUTIONS Health Savings Accounts (HSA) Multi-channel responsive competitive positioning Payments Processing Activities ACH processing, card acquiring, and card issuing CREDIT SOLUTIONS Condominium Association Lending Commercial term loans secured by condo association cash flows and property Commercial Financing – Dental practices PRIORITIES Business Model

1Q26 Δ$ Q/Q Δ% Q/Q Net interest income $24.0 $0.4 2% Non-interest income $4.3 $0.6 15% Total revenue $28.3 $0.9 3% Provision expense $1.1 $(0.1) -11% Non-interest expense $19.0 $0.6 3% Net income $6.0 $0.7 12% EPS $0.32 $0.03 10% Return on assets 0.86% 9 bps Return on tangible equity 6.57% 72 bps Efficiency Ratio 67.2% Unch Total Loans $2,285 ($14) -1% Total Deposits $2,146 $18 1% 3% revenue growth 86bps ROA 6.6% ROTCE Invested IPO cash into securities & lowering wholesale funding Initiated process improvement project with third party to support revenue growth and efficiency NYSE: AVBC ($ in millions, except EPS) Financial Highlights 1Q26 Highlights Note: ROTCE is a non-GAAP financial measure

Avg. Balance Δ$ Q/Q Δ% Q/Q Yield/ Cost Δbps Q/Q Loans $2,288 $8 - 5.37% +3bps Investments and Other EA 409 41 11% 3.21% -10bps Total Earning Assets 2,697 49 2% 5.05% -1 bp Interest-Bearing Deposits 1,762 51 3% 1.58% -3bps Borrowings and Other IBL 259 (28) (10%) 4.21% -24bps Total Interest-Bearing Liabilities 2,021 24 1% 1.93% -9pbs Net Interest Margin 3.61% +7 bps Noninterest-Bearing Deposits 370 20 6% - - Total Deposits 2,132 72 3% 1.31% -4bps 1Q26 ( $ in millions) NYSE: AVBC 7 bp margin increase 3 bp increase in loan yield 9 bp decrease in interest- bearing liabilities costs 8% increase in lower cost transaction account balances (DDA & NOW) Average Balances and Yields/Costs Highlights

Lower cost transaction accounts (DDA & NOW) 52% of total deposits 0.36% cost Total cost of deposits 1.31%, down Y/Y 19 bps from 1.50% HSA & Payments 28% of total deposits Total Deposits $2.1 B NYSE: AVBC Deposit Composition Highlights Note: Financial data as of and for the quarter ended 3/31/26

Commercial loans 74% of total loans Loan yield 5.37%, up Y/Y 21 bps from 5.16% Note: Financial data as of and for the quarter ended 3/31/26. Home equity includes $3MM of other consumer. C&I dental practice loans totaled $180MM and solar loans totaled $102MM. Chart detail excludes $3MM overdrafts and $3MM deferred costs. Detail may not sum to totals due to rounding. Total Loans $2.3B NYSE: AVBC Loan Portfolio Composition Highlights Consumer & C&I Condo Assoc.

NYSE: AVBC CRE well diversified. Office: Non-medical, non-owner-occ. $71 MM (none in Boston) NOOCRE 281% of bank regulatory capital, or 143% excluding C&I condo (homeowners) association loans Commercial Real Estate Loans Note – Financial data as of 3/31/26. Detail may not sum to totals due to rounding. Owner –occupied $216MM Non-owner–occupied (NOOCRE) $321MM

NYSE: AVBC Asset Quality

NYSE: AVBC Strong capital position post IPO $0.05 per share quarterly dividend Initiated February 2026 Dividend payout 16% Dividend yield 1.02% Short-term investments 3% of assets Securities 11% of assets 94% of securities gov’t or agency MBS Unrealized loss 5% of securities Credit availability 38% of total assets Capital and Liquidity Note: Financial and market data as of and for the quarter ended 3/31/26 Capital Liquidity Regulatory Capital ($ in 000s) Amount $ Ratio % Total Risk-Based Capital: 436,415 19.7 Common Equity Tier 1 Risk-Based Capital 384,880 17.4 Tier 1 Risk-Based Capital: 384,880 17.4 Tier 1 Leverage Capital: 384,880 13.7 Borrowings Sources (in $ 000s) Outstanding Available Federal Home Loan Bank borrowings 205,000 702,427 Federal Reserve Bank of Boston borrowings - 330,276 Credit lines – correspondent banks - 25,000 Total borrowings sources 205,000 1,057,703 Note: There were no brokered deposits outstanding at 3/31/26.

Health Savings Accounts (HSA) & Payments Processing Long history of experience in these product lines Diversified deposit sourcing in national niche markets, with strategic competitive positioning Stable deposit source and granular HSA base ACH processing, card acquiring, & card issuing 28% of total deposits Payments processing 46% of FY25 total non-interest income NYSE: AVBC Liquidity Solutions $601MM Total HSA & Payments Deposits $7.8M FY 2025 Gross Revenues (payments processing) Note: Financial data as of and for the quarter-ended 3/31/26 unless otherwise noted.